Exhibit 99.1

The information set forth below assumes the completion of IAC’s previously announced spin-off of its travel and travel-related businesses, subsidiaries and investments (excluding Interval International and TV Travel Shop, which IAC will retain) and TripAdvisor.

IAC/InterActiveCorp

•                   New IAC (not pro forma for Ask Jeeves (deal pending) and Cornerstone acquisition (acquired 4/1/05))

•                    Revenues ($ in millions)

•                   2003 ($3,832)

•                   2004 ($4,206) (+10%)

•                   Q1 04 ($1,023)

•                   Q1 05 ($1,165) (+14%)

•                    Operating Income Before Amortization ($ in millions)

•                   2003 ($375)

•                   2004 ($437) (+17%)

•                   Q1 04 ($93)

•                   Q1 05 ($118) (+27%)

•                   Citysearch Pay-for-Performance

•                    locations grew 59% in Q1 05 (year-over-year)

•                    revenues grew 98% in Q1 05 (year-over-year)

•                   Ticketmaster

•                    17% of tickets sold through Ticketmaster in Q1 05 were sold through ticketFast

•                    Ticketmaster held/sold tickets through 550 auctions during the period from 1/04 through 3/31/05

•                   As of 3/05, in the case of home services only, ServiceMagic had approximately:

•                    17,000 rated merchants; and

•                    106,000 user reviews

•                   Approximately 165,000 registered members joined Entertainment Rewards since its launch in Q4 04

•                   IAC invested at total of approximately $850 million in connection with its acquisition of LendingTree

•                   Ticketmaster has completed 24 acquisitions since 1997

•                   Cornerstone Brands, Inc. has approximately 11 million names available for cross-promotional activities

•                   HSN Brands (including HSN.com and Cornerstone Brands’ online portion (Cornerstone deal closed 4/1/05)) had an approximate 0.7% share ($0.5 billion) of the total ($79 billion) Internet retailing market (market and channel size sources: Forrester 8/04 and management estimates based on 2003 data per The Internet Retailer, respectively)

•                   HSN TV Only customers have the propensity to spend approximately $300 per year

•                   HSN Web Only customers have the propensity to spend approximately $190 per year

•                   HSN multi channel customers have the propensity to spend approximately $900 per year

•                   LendingTree mortgage volume in 2004 was approximately $21.2 billion, which represented a related market share (of an approximately $2.9 trillion market) of approximately 0.8% (market size source: Inside Mortgage Finance 2/18/05 and MBAA 1/21/05)

Expedia

•                   Expedia’s vision is to become the largest and most profitable seller of travel in the world… by helping everyone everywhere plan and purchase everything in travel

•                   Gross bookings (in millions)*

•                    2003 ($9,569)

•                    2004 ($12,774 ) (33% growth)

•                   Free Cash Flow (in millions)*

•                    2003 ($598)

•                    2004 ($749) (25% growth)

•                   Gross bookings (in millions)**

•                    Q1 2004 ($3,334)

•                    Q1 2005 ($4,086) (23% growth)

*                 Results are for post-spin Expedia, Inc. businesses, subsidiaries and investments (excluding Interval and TVTS, including Trip Advisor), including the impact of corporate expense.

**          Results are for post-spin Expedia, Inc. businesses, subsidiaries and investments (excluding Interval and TVTS, including Trip Advisor), excluding the impact of corporate expense.

TTM 3/31/05 gross bookings (and related market share)***

•                  United States – approximately $11 billion in gross bookings (representing a market share of approximately 5%)

•                  Canada, United Kingdom, Germany, Italy, France, the Netherlands & China – less than approximately $3 billion in gross bookings (representing a market share of less than approximately 1%)

***                 Sources: Personal travel & tourism expenditures – World Travel & Tourism  Council 2005 Travel &  Tourism Economic Research; Total market sizes – see IAC/InterActiveCorp and Expedia, Inc. joint S-4 registration statement filing dated April 25, 2005  (p. 76).

Additional Information And Where to Find It

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This information contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements relating to IAC’s anticipated financial performance, business prospects, new developments, pending transactions and similar matters, and/or statements that use words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “believes” and similar expressions. These forward-looking statements are based on management’s current expectations and assumptions, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results could differ materially from those contained in the forward-looking statements included in this report for a variety of reasons, including, among others: adverse changes in economic conditions generally or in any of the markets or industries in which IAC’s businesses operate, changes in senior management at IAC and/or its businesses, the rate of growth of the Internet, the e-commerce industry and broadband access, the rate of online migration in the various markets and industries in which IAC’s businesses operate, the ability of IAC to expand successfully in international markets, the successful completion of pending corporate transactions and the integration of acquired businesses, and the integrity, security and redundancy of the systems and networks of IAC and its businesses. Certain of these and other risks and uncertainties are discussed in IAC’s filings with the Securities and Exchange Commission (“SEC”). Other unknown or unpredictable factors also could have a material adverse effect on IAC’s business, financial condition and results of operations. In light of these risks and uncertainties, the forward_looking statements discussed in this press release may not occur. Accordingly, readers should not place undue reliance on these forward_looking statements, which only reflect the views of IAC management as of the date of this press release.

IAC is not under any obligation and does not intend to publicly update or review any of these forward_looking statements contained in this press release, whether as a result of new information, future events or otherwise, even if experience or future events make it clear that any expected results expressed or implied by those forward_looking statements will not be realized.

Additional Information about the Ask Jeeves Acquisition

In connection with its previously announced, pending acquisition of Ask Jeeves, Inc. (“Ask Jeeves”), IAC has filed a registration statement with the SEC that includes a preliminary combined proxy statement/prospectus of Ask Jeeves and IAC and other relevant documents. Ask Jeeves stockholders should read the definitive proxy statement/prospectus and other relevant materials when they become available, because they will contain important information about Ask Jeeves, IAC and the proposed merger.

In addition to the documents described above, Ask Jeeves and IAC file annual, quarterly and current reports, proxy statements and other information with the SEC. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed with the SEC by Ask Jeeves or IAC are available without charge at the SEC’s website at www.sec.gov, or from the companies’ websites, at www.ask.com and www.iac.com, respectively.

Ask Jeeves, IAC and their respective officers and directors may be deemed to be participants in the solicitation of proxies from Ask Jeeves stockholders in connection with the proposed merger. A description of certain interests of the directors and executive officers of Ask Jeeves and a description of certain interests of the directors and executive officers of IAC is set forth in the preliminary combined proxy statement/prospectus, which was filed with the SEC on April 26, 2005. Additional information regarding the interests of such potential participants will be included in the definitive proxy statement/prospectus and other relevant documents to be filed with the SEC in connection with the proposed merger.

Additional Information about the IAC Spin-Off

As previously announced, IAC intends to spin-off its travel-related businesses into a separate publicly-traded company. In connection with the proposed spin-off, IAC has filed a preliminary proxy statement/prospectus with the SEC. Stockholders of IAC are urged to read the definitive proxy statement/prospectus, when it becomes available, because it will contain important information about IAC, the proposed spin-off transaction and related matters. Investors and security holders can obtain free copies of the definitive proxy statement/prospectus when it becomes available by contacting Investor Relations, IAC/InterActiveCorp, Carnegie Hall Tower, 152 W. 57th Street, 42nd Floor, New York, NY 10019 (Telephone: (212) 314-7400). Investors and security holders can also obtain free copies of the proxy statement/prospectus and other documents filed by IAC and Expedia with the SEC in connection with the proposed spin-off transaction at the SEC’s web site at www.sec.gov.

In addition to the proxy statement, IAC files annual, quarterly and current reports, proxy statements and other information with the SEC, each of which should be available at the SEC’s web site at www.sec.gov. You may also read and copy any reports, statements and other information filed by IAC at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information.

IAC and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of IAC’s stockholders to approve the proposed spin-off transaction. Such individuals may have interests in the transaction as described in IAC’s proxy statement/prospectus, including as a result of current holdings of options or shares of IAC’s stock and future holdings of options or shares of Expedia’s stock, which will be impacted in the transaction. Information regarding IAC and the equity interests of its directors and officers who may be deemed to be participants in the solicitation of proxies is contained in IAC’s preliminary proxy statement/prospectus, filed with the SEC on April 25, 2005.